UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Korro Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39062	47-2324450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
60 First Street, 2nd floor, Suite 250 Cambridge, MA		02141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 468-1999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	KRRO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the 2025 annual meeting of stockholders of Korro Bio, Inc., or Korro, held on June 11, 2025, or the Annual Meeting.

1)
Korro’s stockholders elected each of Ram Aiyar, Jean-François Formela and Katharine Knobil as Class III directors, each for a three-year term ending at the annual meeting of stockholders to be held in 2028 and each until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the three Class III directors are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Ram Aiyar	7,979,072	18,461	360,141
Jean-François Formela	4,986,043	3,011,490	360,141
Katharine Knobil	7,980,056	17,477	360,141

2)
Korro’s stockholders approved, in a non-binding, advisory vote, the compensation of Korro’s named executive officers. The results of the stockholders’ advisory vote with respect to the compensation of Korro’s named executive officers are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
7,972,389	13,999	11,145	360,141

3)
Korro’s stockholders approved, in a non-binding, advisory vote, the “1 Year” option for the frequency of future advisory votes on the compensation of Korro’s named executive officers. The results of the stockholders’ advisory vote with respect to the frequency of future advisory votes on the compensation of Korro’s named executive officers are as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
7,982,473	5,992	2,130	6,938	360,141

4)
Korro’s stockholders ratified the selection of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such ratification are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
8,342,623	8,369	6,682	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORRO BIO, INC.

Date: June 11, 2025	By:	/s/ Ram Aiyar

Name: Ram Aiyar
Title: President and Chief Executive Officer